UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) June 15, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-OA3 (Exact name of Issuing Entity as specified in its charter)
MORTGAGEIT SECURITIES CORP. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
MORTGAGEIT SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131288-02 (Commission File Number)	562483326 (IRS Employer ID Number)
33 Maiden Lane New York, New York 10038	10038
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 651-7700
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 31, 2007, MortgageIT Securities Corp., (the “Company”) entered into a pooling and servicing agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2007-OA3, Mortgage Pass-Through Certificates, Series 2007-OA3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of May 31, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of May 31, 2007, among DB Structured Products, Inc., as assignor, MortgageIT Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Flow Servicing Agreement, dated as of June 30, 2006, as modified by that certain Commitment Letter, dated May 31, 2007, between DB Structured Products, Inc., as assignor and Countrywide Home Loans Servicing LP, as the servicer.*

99.4

Assignment, Assumption and Recognition Agreement, dated as of May 31, 2007, among DB Structured Products, Inc., as assignor, MortgageIT Securities Corp., as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc. and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.5

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, between DB Structured Products, Inc., as assignor and Countrywide Home Loans Servicing LP, as the servicer.**

99.6

Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 31, 2006, between DB Structured Products, Inc., as purchaser, and Countrywide Home Loans, Inc., as the servicer.**

99.7

Amendment Number One, dated as of December 21, 2006, between Countrywide Home Loans, Inc. and DB Structured Products, Inc.***

99.8

Floor Confirmation and Credit Support Annex, each dated as of May 31, 2007, between The Bank of New York and HSBC Bank USA, National Association, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3, Mortgage Pass-Through Certificates, Series 2007-OA3.

99.9

ISDA Master Agreement, Schedule to the Master Agreement, Certificate Swap Confirmation and Credit Support Annex, each dated as of May 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3.

99.10

ISDA Master Agreement, Schedule to the Master Agreement, Class A-1 Swap Confirmation and Credit Support Annex, each dated as of May 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 16, 2007.

** Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.
*** Incorporated herein by reference to the Form 8-K filed with the SEC on January 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT SECURITIES CORP.

By: /s/Doug W. Naidus

Name: Doug W. Naidus

Title: President

By: /s/ Andy Occhino

Name: Andy Occhino

    Title: Secretary

Dated: June 15, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of May 31, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of May 31, 2007, among DB Structured Products, Inc., as assignor, MortgageIT Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Flow Servicing Agreement, dated as of June 30, 2006, as modified by that certain Commitment Letter, dated May 31, 2007, between DB Structured Products, Inc., as assignor and Countrywide Home Loans Servicing LP, as the servicer.*

99.4

Assignment, Assumption and Recognition Agreement, dated as of May 31, 2007, among DB Structured Products, Inc., as assignor, MortgageIT Securities Corp., as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc. and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.5

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, between DB Structured Products, Inc., as assignor and Countrywide Home Loans Servicing LP, as the servicer.**

99.6

Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 31, 2006, between DB Structured Products, Inc., as purchaser, and Countrywide Home Loans, Inc., as the servicer.**

99.7

Amendment Number One, dated as of December 21, 2006, between Countrywide Home Loans, Inc. and DB Structured Products, Inc.***

99.8

Floor Confirmation and Credit Support Annex, each dated as of May 31, 2007, between The Bank of New York and HSBC Bank USA, National Association, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3, Mortgage Pass-Through Certificates, Series 2007-OA3.

99.9

ISDA Master Agreement, Schedule to the Master Agreement, Certificate Swap Confirmation and Credit Support Annex, each dated as of May 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3.

99.10

ISDA Master Agreement, Schedule to the Master Agreement, Class A-1 Swap Confirmation and Credit Support Annex, each dated as of May 31, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 16, 2007.

** Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.
*** Incorporated herein by reference to the Form 8-K filed with the SEC on January 16, 2007.